This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events.
Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the Company’s control, that could cause actual results to differ materially from management’s expectations are discussed under the heading “Risk Factors” included in Item 1A of the
 Company’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission, which discussion is hereby incorporated by reference. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and conference attendees not to place undue reliance on any such statements.
Forward Looking Statements

Daniel Hendrix
▪ President and Chief Executive Officer
Patrick Lynch
▪ Senior Vice President and Chief Financial Officer
Presenters

▪ Interface is leading the secular shift to modular carpet as it moves from a niche to a category with the leading global market share.
▪ Interface is the largest global manufacturer of modular carpet with a presence on four continents (United States, England, Holland, Ireland, Thailand, China, Australia).
▪ Interface has established diversified end markets including emerging markets, non-
 office commercial markets, and consumer representing nearly 55% of the overall business.
▪ Interface is creating a consumer brand (FLOR) as modular carpet is moving from a concept to awareness for the home.
▪ Interface’s global sales and marketing capabilities have created significant growth in emerging markets which will experience growth faster than developed countries.
▪ Interface is the recognized thought leader in sustainability - the marketplace is rewarding our leading position.
Investment Highlights

Interface Brands - Most Recognized in the Industry

Leadership Position in Sustainability
Global Make-to-Order Manufacturing and Local Distribution
Rapid Innovation and Designs
Invest in the Growth
of Emerging Markets
Grow a
Consumer Brand
Diversify
End Use
Markets
Maintain Dominant
Share in the
Office Market
 ▪ Establish our position as
 the leader in modular
 carpet for the home
 ▪ Drive sales through direct
 channels
 ▪ Potential roll out of FLOR-
 branded store network in
 the U.S.
 ▪ Drive growth of carpet tile
 market in China with local
 manufacturing presence
 ▪ Invest in growth in Latin
 America, Eastern Europe,
 Middle East, Africa and
 Indo-China
 ▪ Gain share in commercial
 non-office segments
 ▪ Establish “main street”
 commercial presence in
 the U.S. and Australia
 ▪ Pursue the airline
 transportation segment in
 the U.S.
 ▪ Capture opportunity as
 the Office market
 rebounds
 ▪ Gain share in European
 carpet tile market
Lead the Secular Shift of Modular Carpet
Reduce the Cyclical Nature of our Business
Customer Intimacy
Interface Strategy: Be the Global Category Leader for Modular Carpet

Secular Shift
1. Creative DESIGN freedom
2. NO glue, NO pad
3. LOWER COST to change
4. Produces LESS WASTE
5. FASTER and more PROFITABLE
 INSTALLATION for contractors
6. Easier to RECONFIGURE and
 MAINTAIN
7. Easily RECYCLED and
 REPURPOSED
2009 Floor Focus U.S. Top 250 Design Survey: Hot Products
Benefits of Modular
Source: Floor Focus
Modular Carpet is Moving from a Niche to a Category for
Commercial Flooring

Easy
Repairs

Long-Term Strategy Has Been to Focus on Organic Growth of
Modular Carpet
Sales by Business Type
Divested
Raised Access
Flooring
Divested
European
Fabrics
Divested
N. American
Fabrics
Divested
European
Broadloom
Divested
Installation &
Maintenance
Divested
Vinyl
Matting
Divested $500M in Revenue Base and
Replaced with Organic Modular Sales Growth
Secular Shift
40%
92%

Functionality and Design Create a Secular Shift in Modular
Carpet From a Niche to a Category
▪ Preferred interior design element
▪ “Becoming the Flooring of Choice”
▪ Random products merge design with function
▪ Sustainability drives recycled and repurposed
 products
▪ Stressed the functionality of
 modular carpet
▪ Exploited the benefits of
 modular vs. broadloom
▪ Limited application and design
▪ Open office plans emerge
Pioneering Stage
Functionality Stage
Secular Shift
2009 Total U.S. Specified
Commercial Carpet Market = $2.3B
▪ Celebrating the square
▪ Sustainability introduced
▪ Pattern by tile
Liberation of Design
2020P Total U.S. Specified
Commercial Carpet Market = $3.3B
3%
CAGR
2009
38% Penetration
2020P
65% Penetration
Carpet Tile Share of U.S. Commercial Carpet Market
($ in millions)
What if modular
carpet reached
65% market share
of the commercial
market by 2020?
2004
26% Penetration
($ in millions)
Source: Invista, Floor Focus, Carpet and Rug Institute, Catalina Research Inc., U.S. Flooring Forecast and management estimates
Secular Shift

Carpet Tile Penetration of European Contract Soft Flooring Market
European Market Opportunity
(millions of square meters)
(Billions of square meters)
Significant
Opportunity
65%
Penetration
8%
44%
24%
42%
24%
30%
23%
Carpet Tile
Broadloom and Other Soft Flooring
Source: BMW Associates and management estimates
Secular Shift
23%
Total
Europe

Carpet Tile Penetration of the Asia-Pacific Contract Soft Flooring Market
Asia-Pacific Market Opportunity
(millions of square meters)
28%
($ in millions)
25%
Carpet Tile
Broadloom and Other Soft Flooring
Source: BMW Associates and management estimates
Secular Shift
65%
Penetration

Interface has a Significant Share of the Global Carpet Tile Market
Secular Shift
Americas
Europe & MEAI
Australia/NZ
Source: BMW Associates and management estimates
▪ Interface has significant market presence
 in key major markets
▪ Interface has manufacturing, sales &
 marketing support on four continents

Segmented Market Approach
Diversified End Use Markets
Growth
Platforms

Diversify End Use Markets
Current Portfolio
Growth
Platforms
Target Portfolio
Mature Office Market
Non-Office Commercial Segments
Emerging Markets
Consumer

Capture the Rebound in the Corporate Office Segment
Growth
Platforms
Modular Mature Corporate Office Sales
Excludes Latin America, Eastern Europe, Russia, Middle East, Africa, India and NE Asia
23%
28%
18%
5%
U.S. Office Construction Starts
▪ U.S. office construction is expected to
 remain flat in 2010 and then rebound in
 late 2011, returning to 2007 levels by the
 end of 2012
($ in Billions)
Source: McGraw-Hill

Strong Growth from Non-Corporate Segments
Modular Non-Office Commercial Sales
15%
14%
4%
10%
Non-Office Commercial Sales by Segment
Growth
Platforms

New Segment Opportunities - Main Street Commercial
▪ Access to secondary Contract and Main
 Street commercial markets in smaller rural
 and suburban areas
▪ Broadened reach in primary markets
 beyond specified market
▪ Exploring several strategies to expand
 reach and distribution
Opportunity
Main Street Commercial Market
U.S. Commercial Carpet Market
($ in billions)
Main Street Commercial
Contract Commercial
$3.0B
Growth
Platforms

New Segment Opportunities - Transportation
▪ Single tile replace-ability
▪ Longer Life construction
▪ Highest standards of Smoke Toxicity with Nylon
▪ Lighter weight than current carpet options
▪ Quick replacement - no “out of service” time
 required
▪ Recycled after use by manufacturer
Benefits of Modular for Transportation
$200M
Airline Opportunity
Southwest Airlines Green Plane
▪ Pilot project serving as a test for new
 environmentally responsible materials
▪ InterfaceFLOR, in collaboration with Boeing,
 designed a carpet tile to meet Federal Aviation
 requirements and Southwest’s environmental
 expectations
▪ First ever modular carpet product used for the
 airline industry
Growth
Platforms

Invest in Emerging Markets
Growth
Platforms
Interface Target Emerging Markets
▪ Central America
▪ South America
▪ Eastern Europe
▪ Russia
▪ Middle East
▪ Africa
▪ India
▪ China
▪ Vietnam
▪ Cambodia
▪ Singapore
▪ Indonesia
▪ Philippines
Emerging Market Sales
38%
10%
31%
31%

Invest in Emerging Markets: Establishing Local Manufacturing
in High Growth China Market
Growth
Platforms
InterfaceFLOR Taicang Facility
▪ Targeting LEED Silver certification for Office and
 Customer spaces
▪ Expect to begin production by third quarter 2010
▪ Greater access to Local customers -
 reduced exposure to Multi-National
 Corporations
▪ Improved service speed
▪ “Made in China”
▪ Leading with our strengths
 - Design Flexibility & Responsiveness
 - Local Sustainability Position
▪ Non-office segment opportunities in
 Institutional and Hospitality
▪ Future opportunity to capitalize on
 urbanization of population
Benefits of China Manufacturing Plant

FLOR is…
▪  A new way to think about floor covering
▪  A new kind of customer experience
▪  A new way to design for your life
▪  A new standard in sustainable residential
 design
Grow a Consumer Brand: Modular Goes in the Home
Growth
Platforms

2010 catalog, online and in-store experiences bring the proposition to life for consumers
Grow a Consumer Brand: FLOR Connects Directly with
Consumers
Growth
Platforms

FLOR Sales by Channel
Grow a Consumer Brand: FLOR is Creating a Category:
“Modular Carpet for the Home”
% Direct Sales
 Percent of Total
75%
77%
88%
90% of FLOR
sales are
generated Online
and via Catalog
90%
Growth
Platforms

Grow a Consumer Brand: FLOR Store Opened
▪ First store opened in Chicago in June 2009
▪ Opportunity to interact with the customer about
 the modular concept, design and sustainability
▪ 8x10 grid allowing visitors to bring design ideas
 to life
▪ Exceeded budget in 2009
▪ Exploring opportunities for future stores
FLOR Store Highlights
Growth
Platforms

Global Manufacturing Capabilities and Local Distribution
City of
Industry,
California
Bangkok,
Thailand
Picton,
Australia
Current Manufacturing Facility
LaGrange,
Georgia
58% of Sales
51% of Production
30% of Sales
34% of Production
12% of Sales
15% of Production
Note: Figures represent FYE 2009
Value Drivers
Shanghai, China
Americas
Europe & MEAI
Asia-Pacific
Future Manufacturing Facility
Uruguay
(commissioned)
India

1. Increases speed to market
2. Promotes innovation
3. Offers unique custom product capabilities
4. Supports a constant flow of new products
5. Offers sales force the opportunity to visit the
 customer with new products
6. Decreases lead time to customers
7. Increases inventory turns
The Made-to-Order Advantage
Interface Modular Percentage Make-to-Order
Interface is the ONLY company with a “make-to-order” approach to the market
75% TARGET Level
Note: Figures represent FYE 2009
Value Drivers
Strong Competitive Advantage Through Make-to-Order Philosophy

Contract Magazine 2009 Brand Report
Value Drivers
Top Modular Carpet Brands
1. InterfaceFLOR
2. Shaw Contract Group
3. Lees Carpets
4. Milliken
5. Bentley Prince Street
5. Tandus
7. Patcraft Designweave
8. C&A
8. Mannington
10. J&J/Invision
Top-ranked Modular Carpet brands for 2009
Source: Contract Magazine 10th Annual Brand Report
Market Leader in Product Design and Fashion

Corporate Office
Value Drivers

Retail
Value Drivers

Colleges & Universities
Value Drivers

K-12 Education
Value Drivers

Healthcare
Value Drivers

Government & Public Spaces
Value Drivers

Hospitality
Value Drivers

Interface is the Recognized Leader in Sustainability
GlobeScan Corporate Sustainability Leaders 2009
Floor Focus Green Leaders 2009
Unprompted, Combined Mentions 2009
Value Drivers
Source: 2009 Floor Focus Top 250 Design Survey (U.S. Market)
Interface received
“Green Kudos”
for Sustainable
Products with good
Design options and
Closed Loop
Processes
Source: The Sustainability Survey from GlobeScan

Sustainability Inspires Innovation
Value Drivers
▪ i2 Design Platform - biomimicry inspired
 random carpet tile patent
▪ TacTiles - no glue installation
▪ Cool Blue - 100% recycled backing process
▪ Cool Carpet - climate neutral product
▪ ReEntry 2.0 - carpet reclamation and
 recycling program
▪ Convert - post-consumer recycled content
 product platform
▪ Southwest Green Plane - pilot project
 testing new environmentally responsible
 materials for airplanes
Sustainability-Focused Innovation
Cool Blue™
Greenbuild 2009
i2 Products

ReEntry 2.0 Brings Convert Product Platform
Value Drivers
▪ Reclaiming both Interface and competitor carpet tile
 and broadloom, sorting & separating
▪ Access to recycled N6 and N6,6 face fiber, boosting
 post consumer recycled content in our products
▪ Diverted 200 million pounds of materials from
 landfills from 1995-2009
ReEntry - Cumulative Carpet Diverted from Landfill
200m pounds of
carpet diverted
(millions of lbs)
Benefits of TacTiles
▪ Patented No Glue / No VOCs installation system
▪ 25% of current orders include TacTiles
▪ High margin product
▪ Leading to other new innovations - Moisture Guard
 2.0 moisture vapor barrier
▪ Integrating TacTiles into Design - designing
 installation patterns that drive TacTile demand

Interface, Inc. Financials

Consolidated Financial Results
Net Sales and Adjusted Operating Income
(Continuing Operations)*
* See the Appendix for a reconciliation of Adjusted Operating Income from Continuing Operations
($ in millions)

Quarterly Results
Q4 Comparison*
* See the Appendix for a reconciliation of adjusted figures
($ in millions)

Interface Financial Results from Continuing Operations
Net Sales
Gross Profit
($ in millions)
($ in millions)

Interface Financial Results from Continuing Operations
SG&A Expense
Adjusted Operating Income*
($ in millions)
($ in millions)
(1) Reported Operating Income of $57.1M in 2009 excludes Income from Litigation Settlements of $5.9M
* See the Appendix for a reconciliation of Adjusted Operating Income
Reported Operating Income
Restructuring Charges
Loss on Disposal ($1.9m)
Operating Income % of Net Sales
Goodwill Impairment
$113.8
$64.7
(1)

Interface Financial Results from Continuing Operations
Adjusted Diluted Earnings Per Share (Continuing Operations)*
* See the Appendix for a reconciliation of Adjusted Diluted Earnings Per Share from Continuing Operations

Key Leverage Statistics
Ending Cash Balance
Net Debt*
* See the Appendix for a reconciliation of Net Debt and Adjusted EBITDA

Appendix: Reconciliation of Non-GAAP Financial Measures